                                EXHIBIT (10)(c)

                                   GUARANTY
                                   --------

          This Guaranty is made by CHUBB LIFE INSURANCE COMPANY OF AMERICA, a New Hampshire corporation, (the "Guarantor"), in favor of SUNTRUST BANK, ATLANTA, a Georgia banking corporation (the "Bank").

          The Bank and HAMPSHIRE FUNDING, INC. (the "Borrower") are parties to a Loan Agreement dated as of October 23, 1996 (as amended, modified and supplemented and in effect from time to time, the "Loan Agreement") providing for a Revolving Credit Commitment not to exceed the aggregate principal amount of $60,000,000.00 at any one time outstanding. Unless otherwise provided herein, defined terms shall have the meanings ascribed to them in the Loan Agreement. The Advances under the Revolving Credit are evidenced by a Revolving Credit Note dated October 23, 1996 executed by Borrower (the "Note"). As a condition to the Bank's willingness to enter into the Loan Agreement, the Bank has required that the Guarantor enter into this Guaranty.

          The Guarantor hereby represents and warrants to the Bank that the Advances to the Borrower shall be to the benefit of the Guarantor and in consideration thereof, and for other good and valuable consideration, and intending to be legally bound hereby, the Guarantor hereby represents and warrants to, and agrees with, the Bank as follows:

                                   ARTICLE I
                                   ---------
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          The Guarantor represents and warrants as follows:

          SECTION 1.01. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of New Hampshire and each of its Subsidiaries is duly organized, validly existing and in good standing under the law of the jurisdiction in which it is incorporated. The Guarantor and each of its Subsidiaries is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction (other than the jurisdiction of its incorporation) in which the nature of its activities or the character of the properties it owns or leases makes such qualification necessary.

          SECTION 1.02. The execution, delivery and performance by the Guarantor of this Guaranty are within the Guarantor's corporate powers, have been duly authorized by all necessary corporate action (including any necessary shareholder action), and do not and will not (i) violate any provision of any law, rule or regulation, any judgment, order or ruling of any court or governmental agency, the organizational papers or by-laws of the Guarantor, or any indenture, agreement or other instrument to which the Guarantor is a party or by which the Guarantor or any of its properties is bound, or (ii) be in conflict with, result in a breach of, or constitute with notice or lapse of time or both a default under any such indenture, agreement or other instrument.

          SECTION 1.03. This Guaranty is the legal, valid and binding agreement of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as its enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and by general principles of equity, whether considered in a proceeding at law or in equity.

          SECTION 1.04. Neither the nature of the Guarantor or any of its Subsidiaries nor any of their respective businesses or properties, nor any relationship between the Guarantor or any Subsidiary and any other Person, nor any circumstance in connection with the execution and delivery of the Loan Documents and the consummation of the transactions contemplated thereby is such as to require any authorization, consent, approval, order, license, exemption or other action by or notice to or filing with any court or administrative or governmental body (other than routine filings, if any, after the date of closing with the Securities and Exchange Commission and/or state Blue Sky authorities) in connection with the execution and delivery of this Guaranty and the other Loan Documents or fulfillment of or compliance with the terms and provisions hereof or thereof.

          SECTION 1.05. All the outstanding shares of the capital stock of Borrower and Chubb Colonial Life Insurance Company and Chubb Sovereign Life Insurance Company (hereinafter referred to individually as a "Restricted Subsidiary" and collectively as "Restricted Subsidiaries") have been validly issued and are fully paid and nonassessable and all such outstanding shares are owned of record and beneficially by the Guarantor free of any Lien or claim.

                                   47 of 54

          SECTION 1.06. The Guarantor has furnished the Bank with the following financial statements, identified by the chief financial officer of the
Guarantor: (i) consolidated balance sheets of the Guarantor and its Subsidiaries as at December 31, 1995, 1994 and 1993, and consolidated statements of income, retained earnings and changes in financial position of the Guarantor and its Subsidiaries for such years, all certified by Ernst & Young; and (ii) statutory financial statements of the Guarantor each of the Restricted Subsidiaries as at December 31, 1995, 1994 and 1993. All such financial statements (including any related schedules and/or notes) are true and correct in all material respects (subject, as to interim statements, to changes resulting from audits and normal year end adjustments), have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved or in accordance with statutory requirements, as the case may be, and show all liabilities, direct and contingent, of the Guarantor and its Subsidiaries required to be shown in accordance with such principles or requirements, as the case may be. The balance sheets fairly present the condition of the Guarantor and its Subsidiaries as at the dates thereof, and the statements of income and statements of retained earnings and changes in financial position fairly present the results of the operations of the Guarantor and its Subsidiaries for the periods indicated. There has been no material adverse change in the business, condition or operations (financial or otherwise), or prospects of the Guarantor and its Subsidiaries taken as a whole since December 31, 1995.

          SECTION 1.07. The Guarantor and each of its Subsidiaries has filed all federal, state and other income tax returns which are required to be filed, and each has paid all taxes as shown on such returns and on all assessments received by it to the extent that such taxes have become due or except such as are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with generally accepted accounting principles. Federal, state and other income tax returns of the Guarantor and its Subsidiaries have been examined and reported on by the taxing authorities or closed by applicable statutes and satisfied for all fiscal years prior to and including the fiscal year ended on December 31, 1990.

          SECTION 1.08. There is no action, suit, investigation, or proceeding pending or, to the best knowledge of the Guarantor, threatened against the Guarantor or any of its Subsidiaries or any properties or rights of the Guarantor or any of its Subsidiaries, by or before any court, arbitrator or administrative or governmental body, which might result in any material adverse change in the business, condition or operations (financial or otherwise), or prospects of the Guarantor and its Subsidiaries taken as a whole or which in any manner draws into question the validity of this Guaranty.

          SECTION 1.09. The Guarantor and each of its Subsidiaries has good and marketable title to its respective real properties (other than real properties that it leases) and good title to all of its other respective properties and assets, including the properties and assets reflected in the balance sheet as at December 31, 1995 hereinabove described (other than properties and assets disposed of in the ordinary course of business).

          SECTION 1.10. Neither the execution or delivery of this Guaranty or the other Loan Documents, nor fulfillment of or compliance with the terms and provisions hereof and thereof, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of the Guarantor or any of its Subsidiaries pursuant to, the charter or by-laws of the Guarantor or any Subsidiary, any award of any arbitrator or any agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which the Guarantor or any of its Subsidiaries is subject. Neither the Guarantor nor any of its Subsidiaries is a party to, or otherwise subject to any provision contained in, any instrument evidencing indebtedness of the Guarantor or any of its Subsidiaries, any agreement relating thereto or any other contract or agreement (including its charter) which limits the amount of, or otherwise imposes restrictions on contingent obligations of the Guarantor of the type evidenced hereby.

          SECTION 1.11. The Guarantor and each of its Subsidiaries possess all franchises, certificates, licenses, permits and other authorizations from governmental, political subdivisions or regulatory authorities, and all patents, trademarks, service marks, trade names, copyrights, licenses and other rights, free from burdensome restrictions, that are necessary for the ownership, maintenance and operation of any of their respective properties and assets and neither the Borrower nor any of its Subsidiaries is in violation of any thereof.

                                   48 of 54

                                  ARTICLE II
                                  ----------

                             AFFIRMATIVE COVENANTS
                             ---------------------

          So long as the Note shall remain unpaid or the Bank shall have any Commitment under the Loan Agreement, the Guarantor will, unless the Bank shall otherwise consent in writing:

          SECTION 2.01. (i) Do or cause to be done all things necessary to preserve and maintain, and cause each of its Restricted Subsidiaries to preserve and maintain, its respective corporate existence, rights and franchises, except as otherwise permitted pursuant to Section 2.08 hereof, (ii) cause its properties and the properties of its Restricted Subsidiaries used or useful in the conduct of their respective businesses to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereto, all as in the judgment of the Guarantor may be necessary so that the businesses carried on in connection therewith may be properly and advantageously conducted at all times and (iii) will and will cause each of its Restricted Subsidiaries to qualify and remain qualified to conduct business in each jurisdiction where the nature of the business or ownership of property by the Guarantor, or such Restricted Subsidiary, as the case may be, may legally require such qualification.

          SECTION 2.02. Comply, and cause each of its Subsidiaries to comply, with all applicable federal, state, and -local laws, rules, regulations and orders, including, without limitation, all federal, state and local laws, rules, regulations and orders relating to insurance activities.

          SECTION 2.03. Pay, and cause each of its Subsidiaries to pay and discharge, or cause to be paid and discharged, (i) before the same shall become delinquent, all taxes, assessments and other governmental charges levied or imposed upon it or upon its income, profits or properties and (ii) all claims (including, without limitation, claims for labor, materials, supplies or services) which might, if unpaid, become a Lien upon any of its property, provided that, in each case, neither the Guarantor nor any Subsidiary shall be required to pay or cause to be paid or discharged any such tax, assessment, charge or claim whose amount or validity is being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained and, provided, further, that the Guarantor shall, and shall cause each of its Subsidiaries to, pay all such taxes, assessments, charges and claims forthwith upon the commencement of proceedings to foreclose any Lien which may have attached as security therefor.

          SECTION 2.04. Conduct, and cause each of its Subsidiaries to conduct, its business operations and obtain all necessary permits and licenses in compliance with all agreements, indentures and mortgages to which it is a party or by which it or any of its properties is bound.

          SECTION 2.05. Permit any Person designated in writing by the Bank, at the Bank's expense, to visit and inspect any of the properties of the Guarantor and any of its Subsidiaries, to examine the corporate books and financial records of the Guarantor and its Subsidiaries and make copies thereof and take extracts therefrom, and to discuss the affairs, finances and accounts of any of such corporations with the principal officers of the Guarantor and its independent public accountants, all at such reasonable times and as often as the Bank may reasonably request.

          SECTION 2.06. Remain, and cause each Subsidiary to remain, substantially in the respective business in which the Guarantor and each Subsidiary is engaged as of the date of this Guaranty.

          SECTION 2.07. Deliver to the Bank:

          (a) as soon as available and in any event within 90 days after the end of each fiscal year of the Guarantor, a consolidated balance sheet of the Guarantor and its Subsidiaries as of the end of such fiscal year and the related consolidated statements of income, retained earnings and changes in financial position for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by a report thereon of Ernst & Young or other independent public accountants acceptable to the Bank, which report will be unqualified as to scope of audit and shall state that such consolidated financial statements present fairly the consolidated financial condition of the Guarantor and its Subsidiaries as at the end of such fiscal year, and the consolidated results of operations and changes in financial position of the Guarantor and its Subsidiaries for such fiscal year in accordance with generally accepted accounting principles consistently applied and that the audit by such accountants in connection with such consolidated financial statements was made in accordance with generally accepted auditing standards;

                                   49 of 54

          (b) as soon as available and in any event within 45 days after the end of the first three quarters of each fiscal year of the Guarantor, a consolidated balance sheet of the Guarantor and its Subsidiaries as of the end of such quarter and the related consolidated statements of income, retained earnings and changes in financial position for such quarter and for the portion of the Guarantor's fiscal year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Guarantor's previous fiscal year, all certified (subject to normal year end adjustment) as to fairness of presentation, preparation in accordance with generally accepted accounting principles and consistency of accounting methods by the chief financial officer of the Guarantor;

          (c) as soon as available and in any event within 90 days after the end of each fiscal year of Guarantor and each Restricted Subsidiary, a copy of Guarantor's and each Restricted Subsidiary's statutory financial statements for such fiscal year, certified as to compliance with statutory reporting requirements by the chief financial officer of Guarantor or such Restricted Subsidiary;

          (d) as soon as available and in any event within 45 days after the end of the first three quarters of each fiscal year of Guarantor and each Restricted Subsidiary, a copy of Guarantor's and each Restricted Subsidiary's statutory financial statements for such quarter, all certified (subject to normal year end adjustments) as to compliance with statutory reporting requirements by the chief financial officer of Guarantor or such Restricted Subsidiary;

          (e) promptly upon the mailing or filing thereof, copies of all reports and proxy statements which the Guarantor sends to its security holders, and copies of all reports and registration statements which the Guarantor or any Subsidiary files with the Securities and Exchange Commission or any national securities exchange; and

          (f) such other information respecting the condition or operations, financial or otherwise, of the Guarantor or any of its Subsidiaries, as the Bank may from time to time reasonably request.


                              NEGATIVE COVENANTS
                              ------------------

          So long as the Note shall remain unpaid or the Bank shall have any Commitment under the Loan Agreement, the Guarantor will not, without the written consent of the Bank:

          SECTION 2.08. Permit the Borrower or any Restricted Subsidiary (either directly or indirectly by the issuance of rights or options for, or securities convertible into, such shares) to issue, sell or dispose of any shares of its stock of any class (other than directors' qualifying shares, if any) except to the Guarantor, the Borrower or another Restricted Subsidiary.

          SECTION 2.09. Permit the ratio of Total Adjusted Capital to Company Action Level Risk-Based Capital to at any time be less than 1.25:1. Company Action Level is defined as two times Authorized Control Level Risk-Based Capital. Authorized Control Level Risk-Based Capital and Total Adjusted Capital will be calculated using the 1995 NAIC Life Risk-Based Capital formulas and are published in the Five-Year Historical Data Section of the Life and Accident & Health Annual Statement.

                                  ARTICLE III
                                  -----------
                              GUARANTY AGREEMENTS
                              -------------------

          SECTION 3.01. Guarantor hereby unconditionally and irrevocably guarantees to the Bank, and any transferee of the Bank, the full and prompt payment of all indebtedness evidenced by the Note and all other present and future liabilities of Borrower to the Bank in connection with the Note, all renewals or extensions in whole or in part of such Note, all indebtedness and obligations under the Loan Agreement, all amounts advanced by the Bank to protect or preserve the value of any security for this Guaranty or the Note, and all costs, charges, expenses (including reasonable attorneys' fees) incurred or sustained by the Bank in enforcing the obligations of Borrower under the Note or Loan Agreement or of Guarantor hereunder (collectively, the "Liabilities"). If any portion of the Liabilities is not paid when due, Guarantor hereby agrees to and will immediately pay same, without resort by Bank to any other Person or party. The obligation of Guarantor to Bank hereunder is primary, absolute and unconditional.

                                   50 of 54
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          SECTION 3.02. This Guaranty is continuing in nature and shall be effective with respect to the full amount of Liabilities outstanding, now existing or hereafter made or extended, regardless of the amount. This Guaranty shall remain in full force and effect until such time as all Liabilities have been paid in full and until Bank has no further obligation to extend credit under the Revolving Credit Commitment.

          SECTION 3.03. Guarantor acknowledges and agrees that the amounts outstanding under the Note may fluctuate from time to time hereafter, and that Borrower may make payments on the Note from time to time hereafter. Guarantor expressly agrees that this Guaranty shall continue in full force and effect notwithstanding such fluctuations and payments, and whether or not any amounts are outstanding under the Note at any particular time.

          SECTION 3.04. Guarantor hereby waives notice of Bank's acceptance of this Guaranty and the creation, extension or renewal of any of the Liabilities and of any occurrence of a Default or an Event of Default. Guarantor hereby consents and agrees that, at any time or times, without notice to or further approval from Guarantor, and without in any way affecting the obligations of Guarantor hereunder, Bank may, with or without consideration (i) release, compromise with, or agree not to sue, in whole or in part, Borrower or any other obligor, guarantor, endorser or surety on any of the Liabilities, (ii) renew, extend, accelerate, or increase or decrease the principal amount of the Note, either in whole or in part, (iii) amend, waive, or otherwise modify any of the terms of any of the Liabilities or of any mortgage, security deed, security agreement, pledge agreement or other undertaking of Borrower or any other obligor, endorser, guarantor or surety in connection with any of the Liabilities, and (iv) apply any payment received from Borrower or any other obligor, guarantor, endorser or surety on any of the Liabilities to any of the Liabilities which Bank may choose.

          SECTION 3.05. Guarantor hereby consents and agrees that Bank may at any time or times, either with or without consideration, surrender, release or receive any property or other collateral of any kind or nature whatsoever held by it or for its account securing any of the Liabilities, or substitute any collateral so held by Bank for other collateral of like or different kind, without notice to or further consent from Guarantor, and such surrender, receipt, release or substitution shall not in any way affect the obligations of Guarantor hereunder. Bank shall have full authority to adjust, compromise, and receive less than the amount due upon any such collateral, and may enter into any accord and satisfaction agreement with respect to the same as Bank may deem advisable without affecting the obligations of Guarantor hereunder. Bank shall be under no duty to undertake to collect upon such collateral or any part thereof, and Guarantor's obligations hereunder shall not be affected by Bank's alleged negligence or mistake in judgment in handling, disposing of, obtaining, or failing to collect upon or perfect a security interest in, any such collateral.

          SECTION 3.06. Guarantor hereby waives presentment, demand, protest, and notice of dishonor of any of the Liabilities. Bank shall have no duty or obligation, whether pursuant to O.C.G.A. (S) 10-7-24 or otherwise (i) to proceed or exhaust any remedy against Borrower, any other obligor, guarantor, endorser, or surety on any of the Liabilities, or any other security held by Bank for any of the Liabilities, or (ii) to give any notice whatsoever, other than as provided in the Loan Agreement, to Borrower, Guarantor, or any other obligors guarantor, endorser, or surety on any of the Liabilities, before bringing suit, exercising rights to any such security, or instituting proceedings of any kind against Guarantor, Borrower, or both of them, and Guarantor hereby waives any requirement for such actions by Bank. Upon the occurrence of an Event of Default and Bank's demand on Guarantor hereunder, Guarantor shall be held and bound to Bank directly as principal debtor in respect of the payment of the Liabilities, such liability of Guarantor being joint and several with Borrower and all other obligors, guarantors, endorsers and sureties on the Liabilities.

          SECTION 3.07. All present and future indebtedness of Borrower to Guarantor is hereby assigned to Bank and postponed to the present and future indebtedness of Borrower to Bank, and all monies received from Borrower or for Borrower's account by Guarantor after an Event of Default shall be received in trust for Bank, and promptly upon receipt paid over to Bank at Bank's request until Borrower's indebtedness to Bank is fully paid and satisfied, all without prejudice to and without in any way affecting the obligations of Guarantor hereunder. Until all Liabilities have been paid in full, Guarantor shall not have any rights of subrogation or otherwise to participate in any security held by Bank for any of the Liabilities, and Guarantor hereby waives such rights.

          SECTION 3.08. Upon the bankruptcy of Borrower, Bank's rights hereunder shall not be affected or impaired by any omission to prove all or any portion of its claims, and Bank may in its discretion value or refrain from valuing any security held by it without in any way releasing, reducing or otherwise affecting Guarantor's obligations hereunder. Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Liabilities is rescinded or must otherwise be returned or restored by Bank upon the insolvency or bankruptcy of Borrower or any other obligor, guarantor, endorser or surety on any of the Liabilities, all as though such payment had not been made.

                                   51 of 54

                                  ARTICLE IV
                                 MISCELLANEOUS
                                 -------------

          SECTION 4.01. This Guaranty is in addition to, and shall not prejudice or be prejudiced by, any other guarantee, surety, agreement, or instrument which Bank may now or hereafter hold in connection with any of the Liabilities.
Bank's rights and remedies hereunder are cumulative and are in addition to any rights or remedies otherwise available to Bank pursuant to agreements or under law. If any provision of this Guaranty or the application thereof to any Person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Guaranty or the application of such provision to other Persons or circumstances, other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Guaranty shall be valid and enforceable to the full extent permitted by law.

          SECTION 4.02. Guarantor authorizes Bank, without notice or demand, to apply any indebtedness due or to become due to Guarantor from Bank, (including any of its offices, branches or agencies) in satisfaction of any of Guarantor's obligations hereunder, including, but not limited to, the right to set off against any deposits or other cash collateral of Guarantor held by Bank at any office, branch or agency.

          SECTION 4.03. This Guaranty contains the entire agreement between the parties relating to the subject matter hereof, and no provision hereof may be waived or modified except by a writing executed by Guarantor and Bank. There is no understanding that any Person other than Guarantor shall execute this or any similar Guaranty. Guarantor's execution of this Guaranty was not based upon any facts or materials provided by Bank, nor was Guarantor induced to execute this Guaranty by any representation, statement or information made or furnished by Bank. Guarantor further acknowledges and agrees that Guarantor assumes sole responsibility for independently obtaining any information or reports deemed necessary by Guarantor in reaching any decision to execute this Guaranty.

          SECTION 4.04. The failure or forbearance of Bank on any occasion to exercise any rights or remedies hereunder or otherwise granted to it by law or another agreement shall not affect the obligations of Guarantor hereunder and shall not constitute a waiver of such right or remedy or preclude the later or further exercise thereof. Time is of the essence of this Guaranty and Guarantor's obligations hereunder.

          SECTION 4.05. Any notice, communication or demand which may be required hereunder shall be in writing, delivered by hand or sent by first-class, registered or certified mail, postage prepaid, return receipt requested, to the following addresses:

     (1) If to Bank:           SunTrust Bank, Atlanta
                               711 Fifth Avenue, 16th Floor
                               New York, New York 10022
                               Attention: U.S. Corporate - Northeast Group

     (2) If to Guarantor:      Chubb Life Insurance Company of America
                               One Granite Place, P.O. Box 515
                               Concord, N.H. 03302
                               Attention: Russell C. Simpson

Any such notice shall be effective upon receipt if delivered by hand and, if mailed, upon the earlier of (i) receipt or (ii) the third business day after mailing. Either Guarantor or Bank may change its address for notice purposes by notice to the other party in the manner provided herein.

          SECTION 4.06. Guarantor agrees, without power of revocation, that any civil suit or action brought against it as a result of any of its obligations under this Guaranty may be brought against it either in the Superior Court of Fulton County, Georgia, or in the United States District Court for the Northern District of Georgia, Atlanta Division, and Guarantor hereby irrevocably submits to the jurisdiction of such courts and irrevocably waives, to the fullest extent permitted by law, any objections that it may now or hereafter have to the laying of the venue of such civil suit or action and any claim that such civil suit or action has been brought in an inconvenient forum, and Guarantor agrees that final judgment in any such civil suit or action shall be conclusive and binding upon it and shall be enforceable against it by suit upon such judgment in any court of competent jurisdiction.

                                   52 of 54

          SECTION 4.07. This Guaranty shall become effective upon acceptance by the Bank in Atlanta, Georgia. This Guaranty and its performance, interpretation, and enforcement shall in all respects be governed by the laws of the State of Georgia. This Guaranty shall bind and inure to the benefit of the respective heirs, legal representatives, successors and assigns of Guarantor and Bank.

          IN WITNESS WHEREOF, Guarantor has executed this Guaranty under hand and seal of its duly authorized representatives as of October 23, 1996.

                                CHUBB LIFE INSURANCE COMPANY OF AMERICA



                                By:
                                   -------------------------------------------
                                    Title:
                                          ------------------------------------

                              Attest:
                                     -----------------------------------------
                                    Title:
                                          ------------------------------------

                                    [CORPORATE SEAL]

Accepted this 23rd day
of October, 1996.

SUNTRUST BANK, ATLANTA

By:
   -------------------------------
       Title:
             ---------------------

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